SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 16, 2003

                               ROGERS CORPORATION
             [Exact name of Registrant as specified in its charter]


       Massachusetts                      1-4347                      06-0513860
(State or other jurisdiction of     (Commission File            (I.R.S. Employer
incorporation or organization)              Number)          Identification No.)

       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                            06263-0188
(Address of principal executive offices)                              (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)







Item 7.   Financial Statements and Exhibits

(c)       Exhibits


99.1      Press Release dated October 15, 2003 issued by Rogers Corporation.





                                    Signature



Pursant to the requirements of section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ROGERS CORPORATION
                                  (Registrant)



                                  By   /s/James M. Rutledge
                                       --------------------
                                  James M. Rutledge
                                  Vice President, Finance  and
                                  Chief Financial Officer